SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2000


                            NETGAIN DEVELOPMENT, INC
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             (Exact name of registrant as specified in its charter)


        COLORADO                        0-23123                84-0856436
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     State or other                   (Commission          (IRS Employer
Jurisdiction of Incorporation          File Number)        Identification No.)


         152 WEST 57TH STREET, 40TH FLOOR, NEW YORK, NEW YORK            10019
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         (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (212) 765-2914
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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Effective March 31, 2000, NetGain Development Inc. (the "Company") completed its acquisition of privately held CoolAudio.com, Inc., a business-to-business e-tailing enabler and e-retailer of "best in class" home entertainment products from around the world ("CoolAudio"). The acquisition was memorialized in an Agreement and Plan of Merger between NetGain, CoolAudio and a wholly-owned subsidiary of the Company pursuant to which each outstanding share of CoolAudio was converted into .08 of a share of the Company. As a result of the acquisition, CoolAudio.com has become a wholly owned operating subsidiary of the Company and the Company has issued 2,057,671 shares of its common stock as well as options and warrants to purchase shares of the Company's common stock to CoolAudio's security holders. The Company will file financial statements for the combined entities within 60 days.

         Founded in 1998, CoolAudio's mission is to create a new-breed home entertainment company that will leverage the best of the Internet, traditional retail and customized, in-home services to offer "best of class" audio and video products in all price ranges from leading manufacturers around the world. Headquartered in New York City, CoolAudio has fulfillment and customer support operations in Charlottesville, Virginia. CoolAudio online audio/visual experts provide customer service 5 days a week, which will be augmented by a nationwide network of authorized dealers and installers for localized support - - including full in-home installation and setup. By offering a select list of U.S. and foreign-made products with a no-risk return policy, CoolAudio's mission is to bring the audiophile experience to anyone with a browser by customizing home entertainment to meet every individual's tastes and budgets.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements for the combined entities will be filed within 60 days.

(b)      Exhibits

2.1 Agreement and Plan of Merger dated as of March 20, 2000, among the Company, NetGain Acquisition, Inc. and CoolAudio.com, Inc.(1)
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(1) To be filed by amendment.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETGAIN DEVELOPMENT, INC

April 28, 2000                            By: /s/ Andreas Typaldos
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                                                   Andreas Typaldos
                                                   Chairman of the Board and
                                                   Chief Executive Officer